UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

BELONG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40648	86-1450752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 Washington Street, Suite 401 Brookline, MA	02445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 731-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	BLNGU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	BLNG	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	BLNGW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2022, Belong Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). As further described in Item 5.07 below, at the Special Meeting, the Company’s stockholders approved an amendment (the “IMTA Amendment”) to the Company’s Investment Management Trust Agreement (the “IMTA”), dated July 22, 2021, with Continental Stock Transfer & Trust Company (“CST”), as trustee, and an amendment to the Company’s amended and restated certificate of incorporation, to extend the date by which the Company must consummate a business combination transaction from January 27, 2023 to July 27, 2023 (the “Charter Amendment”). The Charter Amendment was filed with the Delaware Secretary of State on December 21, 2022, and in connection therewith, the Company and CST will enter into the IMTA Amendment to extend the term of the IMTA.

The foregoing description of the IMTA Amendment and the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment and the Charter Amendment, copies of which are filed as Exhibits 3.1 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Special Meeting, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment to extend the termination date from January 27, 2023 to July 27, 2023 (“Proposal 1”); (b) a proposal to approve the IMTA Amendment to extend the term of the IMTA from January 27, 2023 to July 27, 2023 (“Proposal 2”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of Proposal 1 or Proposal 2 or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

Proposal 1

Votes for	Votes against	Abstentions
15,442,859	375,319	0

Accordingly, Proposal 1 was approved.

Proposal 2

Votes for	Votes against	Abstentions
15,442,859	375,319	0

Accordingly, Proposal 2 was approved.

Adjournment Proposal

The stockholders approved an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, Proposal 1 and Proposal 2.

Votes for	Votes against	Abstentions
15,440,528	377,650	0

Accordingly, the Adjournment Proposal was approved.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2022	BELONG ACQUISITION CORP.

	By:	/s/ Peter Saldarriaga
	Name:	Peter Saldarriaga
	Title:	Chief Executive Officer and Chief Financial Officer

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